N-30B-2 1 dn30b2.htm THE STRATTON REAL ESTATE FUND, INC.

The Stratton Real Estate Fund, Inc. Quarterly Report dated September 30, 2009 can be found under Item 1 of the N-Q Form filed on 11/6/09.